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EXHIBIT 10.4

                         MANAGEMENT SERVICES AGREEMENT


         MANAGEMENT SERVICES AGREEMENT entered into this 12th day of May, 2003 (hereinafter "Effective Date") by and between Win Win, Inc. (Win Win), a Nevada corporation, and Golden Win Win Cambodia, Inc. (Golden Win Win), a Delaware corporation.

         WHEREAS, Golden Win Win has a license in The Kingdom of Cambodia (Cambodia) to operate a lottery; and

         WHEREAS, Win Win is an experienced operator and manager of lotteries around the world; and

         WHEREAS, Golden Win Win wishes to engage Win Win's management and operational expertise to operate a lottery in Cambodia;

         NOW, THEREFORE, in consideration of the representations, warranties, mutual covenants and agreements set forth herein, the parties agree as follows:

1. SCOPE OF SERVICES FOR WIN WIN.
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         a. DUTIES AND PERFORMANCE. Win Win agrees to manage and operate the lottery in Cambodia, licensed to Golden Win Win by The Kingdom of Cambodia, with such services to include but not be limited to the printing and shipping of lottery tickets, all advertising, and the marketing, distribution and sales of said tickets within Cambodia (hereinafter referred to as the "Initial Start-up Costs") as well as the collection of all revenues generated by such sales and subsequent distribution of revenues in accordance with the terms herein. Win Win will be responsible for any and all direct costs related to the above.

         b. INDEPENDENT CONTRACTOR STATUS. The parties agree that Win Win is an independent contractor hereunder. Nothing herein or in the performance hereof shall imply a joint venture or principal and agent relationship between the parties.

         c. NONPERFORMANCE. Should Win Win fail to provide sufficient management and operational expertise to generate a profit on the lottery within a twelve month period, such will be deemed as nonperformance by Win Win, allowing Golden Win Win to have the option to terminate this agreement and select a new lottery manager and operator. However, this clause is inapplicable in

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the event that Win Win's nonperformance hereunder is caused in whole or in part by a failure of Golden Win Win to have performed its obligations herein or as a result of problems Golden Win Win knew or should have known about but failed to advise Win Win of same.

2. SCOPE OF SERVICES FOR GOLDEN WIN WIN.
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         a. DUTIES AND PERFORMANCE. Golden Win Win will provide a valid, legal license by which to operate a lottery in Cambodia and be responsible for ensuring Win Win can provide the services herein unfettered and in compliance with all other aspects of Cambodian law.

         b. INDEPENDENT CONTRACTOR STATUS. The parties agree that Golden Win Win is an independent contractor hereunder. Nothing herein or in the performance hereof shall imply a joint venture or principal and agent relationship between the parties.

2. COMPENSATION
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         a. FOR WIN WIN.


                  (1) PERCENTAGE OF NET PROFITS. In consideration for the services herein, Win Win will be entitled to receive Fifty-one Percent (51%) of net profits.

                  (2) INITIAL START-UP COSTS. Win Win will also be entitled to be fully reimbursed for all its Initial Start-up costs as set forth in Para. 1a above out of the first revenues generated by the sale of lottery tickets, before distribution of net profits are made to any other party. In order to ensure both parties participate in all distributions, it is agreed that these costs will be reimbursed to Win Win in accordance with the following formula: After the payment of all monthly operating expenses, the first Ten (10%) of net profits of every disbursement will be applied to reimburse Win Win for its Initial Start-up Costs, with the balance to be distributed to the parties according to their respective ownership percentage as set forth herein. Distributions will be made in this manner until Win Win has been fully reimbursed for all its Initial Start-up Costs, at which time distributions will be made strictly in accordance with each respective parties' ownership percentage after payment of all monthly operating expenses.

         b. FOR GOLDEN WIN WIN. In consideration for the services herein, Golden Win Win will be entitled to receive Forty-nine Percent (49%) of net profits, after the application of Para. 2a(2) above.

3. OPERATIONS ACCOUNT. The parties agree that an operations account for the lottery will be established at a bank in Phnom Penh with the

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account to be registered under the name of LUCKY WIN WIN CAMBODIA, INC. (LUCKY
WIN WIN). It is agreed that this the sole purpose and use of the corporate name of LUCKY WIN WIN is to provide a vehicle by which funds collected from the sale of lottery tickets can be deposited and subsequently disbursed by WIN WIN. It is agreed too that the aforementioned lottery license will remain under the control of GOLDEN WIN WIN and will not be transferred to LUCKY WIN WIN. Disbursements from this operational account will only be effected by WIN WIN after providing GOLDEN WIN WIN with a full accounting of income and expenses prior to said distribution.

4. TERM AND TERMINATION. The term of this Agreement shall become effective immediately upon execution by both parties, i.e. the Effective Date, and shall continue in force for a term of one (1) year thereafter. It will be automatically renewed for an additional one year term each year upon the anniversary of the Effective Date unless a party provides written notice thirty days before said annual anniversary otherwise.

5. MISCELLANEOUS.

         a. NOTICE. All notices and other communications hereunder shall be in writing and delivered by certified mail, return receipt requested, Federal Express or any other generally recognized overnight delivery service, or by hand, to the appropriate party at the address stated above for such party or to such other address as a party indicates in a notice to the other party delivered in accordance with this Section. All notices shall be effective upon receipt by the recipient.

         b. SEVERABILITY. Should one or more provisions of this Agreement be held enforceable, for whatever cause, the validity of the remainder of this Agreement shall remain unaffected. The parties shall; in such event, attempt in good faith to agree on new provisions which best correspond to the object of this Agreement. In the event the parties cannot agree to the appropriate new provision(s), either party may ask the court and upon such request, the court shall specify new provisions which best correspond to the object of this Agreement.

         c. ENTIRE AGREEMENT. The parties have entered into the present Agreement after negotiations and discussions, an examination of its text, and an opportunity to consult counsel; the parties shall be considered to have had equal roles in preparing this Agreement. This Agreement constitutes the entire understanding between the parties regarding to specific subject matter covered herein. Neither party shall be bound by any statements or representations made by either party not embodied in this Agreement. No provisions herein contained shall be waived, modified or altered, except by an instrument in writing, duly executed by the parties hereto.

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         d. GOVERNING LAW. This Agreement and the rights and liabilities of the parties hereunder shall be governed by and determined in accordance with the laws of the United States, and specifically of the State of Nevada, without giving effect to any choice of law or conflict of law provision or rule whether such provision or rule is that of the State of Nevada or any other jurisdiction. Each of the parties irrevocably consents to the exclusive personal jurisdiction of the State of Nevada courts situated in Clark County or the applicable United States District Court in connection with any actions, suit or proceeding relating to or arising out of this Agreement. Each of the parties hereto, to the maximum extent permitted by law, hereby waives any objection that such party may now have or hereafter have to the jurisdiction of such courts on the basis of inconvenient forum or otherwise. Notwithstanding the foregoing, any action for injunctive relief may be brought in any court having proper jurisdiction. The prevailing party in any action shall be entitled to reimbursement of expenses and costs including reasonable attorneys' fees.

         e. NO IMPLIED WAIVERS. No delay or omission by either party to exercise its rights and remedies in connection with the breach or default of the other shall operate as or be construed as a waiver of such rights or remedies as to any subsequent breach.

         f. COUNTERPARTS. This Agreement may be executed in any number of counterparts, but all counterparts hereof shall together constitute but one agreement. In proving this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by both of the parties. A facsimile signature shall be acceptable as a valid original signature.

         g. ASSIGNMENT. Neither party will have the right to assign, pledge or transfer all or any part of this Agreement without the prior written consent of the other, and any such purported assignment, pledge or transfer by a party without such prior written consent shall be void.

         h. CAPACITY. Each party represents one to the other that it is under no incapacity to enter into or perform this Agreement and that each person signing this Agreement on its behalf has the authority to do so, and each shall never otherwise assert.

         i. CAPTIONS. The captions appearing in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Agreement or any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the Effective Date.

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Win Win, Inc.

By: /s/ Patrick Rogers
    -------------------------------
Title: President



Golden Win Win, Inc.


By: /s/ signature
    -------------------------------
Title: President